CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Genesis Electronics Group, Inc. (the "Company") on Form 10-Q for the three months end September March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward C. Dillon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Edward C. Dillon
-----------------------------
Edward C. Dillon
Chief Executive Officer

May 14, 2009


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Genesis Electronics Group, Inc.(the "Company") on Form 10-Q for the three months ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nelson Stark, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Nelson Stark
-----------------------------
Nelson Stark
Chief Financial Officer

May 14, 2009